                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)        20-Feb-97


   The Money Store Inc. (as Representative) and TMS Auto Holdings, Inc.
   (as Seller) under a Pooling and Servicing Agreement dated as of November 30, 1995 providing for the issuance of TMS Auto Grantor Trust Asset Backed Securities, Series 1995-2)




                             TMS Auto Holdings, Inc.
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



     Delaware                     33-94518                   22-6680064
     --------                     --------                   ----------
     State or other              (Commission                (IRS Employer
     jurisdiction of            File Number)                 ID Number)
     incorporation)


    2840  Morris  Avenue,     Union,  New  Jersey                07083
    ----------------------------------------------------------------------
    (Address of principal executive officer)


    Registrant's Telephone Number,
    including area code:                               908-686-2000
                                                       -------------------


                                     n/a
    ----------------------------------------------------------------------
         (Former name or former address, if changed since last report)

               Item 5       Other Events
                            ---------------------------------



            Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificateholders for the remittance date of: 20-Feb-97



               Item 7       Financial Statements and Exhibits
                            ---------------------------------

            The quarterly financial statement for the period ended September 30, 1996 for Financial Security Assurance Holdings Ltd. ("FSA") is incorporated by reference to the Form 10Q filed by FSA with the Securities and Exchange Commission on November 11, 1996.

                                  SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        THE MONEY STORE INC.
                                        TMS AUTO HOLDINGS, INC.



                                        By: /s/ James K. Ransom
                                        ----------------------------
                                         James K. Ransom
                                          Vice President



Dated: February 28, 1997

                       TMS AUTO RECEIVABLES TRUST 1995-2
                        5.90% Asset Backed Certificates


        IN ACCORDANCE WITH SECTION 14.09 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF DECEMBER 19, 1995, THE MONEY STORE AUTO FINANCE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING
        TO SERIES 1995 - 2 FOR THE FEBRUARY 12, 1997 DETERMINATION DATE

   DISTRIBUTION DATE        02/20/97             MONTHLY PERIOD       Jan-97

A.  Information Regarding the Current Monthly Distribution:

    I.  CERTIFICATES

               (a) The aggregate amount of the distribution to
                    Certificateholders from the Collection Account                             1,710,381.04

               (b) The amount of the distribution set forth in  A. 1. (a)
                   above in respect of interest from the Collection Account                      184,903.34

               (c) The amount of the distribution set forth in  A. 1. (a)
                   above in respect of principal from the Collection Account                   1,525,477.70

               (d) The amount of such distribution payable out of amounts withdrawn from the Spread Account or pursuant to a claim
                   on the Policy (Deficiency Claim Amount), if there are no
                   available funds in the Spread Account.                                              0.00

               (e) The amount of the distribution set forth in  A. 1. (a)
                   above per $1,000 interest                                                     28.5063507

               (f) The amount of the distribution set forth in  A. 1. (b)
                   above per $1,000 interest                                                      3.0817223

               (g) The amount of the distribution set forth in  A. 1. (c)
                   above per $1,000 interest                                                     25.4246283

               (h) The amount of the distribution set forth in  A. 1. (d)
                   above per $1,000 interest                                                      0.0000000


B.  Information Regarding the Performance of the Trust :

    I.  POOL AND CERTIFICATE BALANCES

               (a) The Pool Balance as of the close of business
                   on the last day of the preceding Monthly Period                            36,081,981.60

               (b) The Certificate Balance as of the close of business
                   on the last day of the preceding Monthly Period, after
                   giving effect to payments allocated to principal set
                   forth in Paragraph  A. 1. (c) above                                        36,081,981.60

               (c) The Certificate Factor as of the close of business on the
                   last day of the preceding Monthly Period                                       0.6013664

2.    SERVICING FEE

                 (a)  The aggregate amount of the Servicing Fee paid to the
                         Servicer with respect to the preceding Monthly Period
                         from the Collection Account                                    96,273.00
                 (b)  The amount of such Servicing Fee per $ 1,000 interest             1.6045500
                 (c)  The amount of any unpaid Servicing Fee                            52,880.73
                 (d)  The change in the amount of any unpaid Servicing Fee
                         from the previous Distribution Date                             4,254.39

3.    OTHER FEES

                 (a) The aggregate amount of Trustee Fees paid to the Trustee
                         from the Collection Account                                       333.33
                 (b) The aggregate amount of Insurance Premium paid to the
                        Certificate Insurer from the Collection Account                  7,517.07

4.    PAYMENT SHORTFALLS

                 (a)  The amount of the Interest Carryover Shortfall after
                         giving effect to the payments set forth in Paragraph
                         A. 1. (b) above                                                     0.00
                 (b)  The amount of such Interest  Carryover  Shortfall
                         per  $1,000  Interest                                          0.0000000
                 (c)  The change in the amount of the Interest Carryover Shortfall
                         from  the  previous  Distribution  Date                             0.00
                 (d)  The amount of the Principal Carryover Shortfall after giving effect to the payments set forth in Paragraph
                         A. 1. (c) above                                                     0.00
                 (e)  The amount of such Principal  Carryover  Shortfall
                         per  $1,000  Interest                                          0.0000000
                 (f)  The change in the amount of the Principal Carryover Shortfall
                         from  the  previous  Distribution  Date                             0.00

5.    REALIZED LOSSES

                 (a)  Realized Losses for the Period funded by the Spread Account      340,135.39
                        1.  Cram Down Losses                             2,761.11
                        2.  Losses on Liquidated Receivables           337,374.28
                 (b)  Aggregate Realized Losses, if any,
                        1.  Preceding Monthly Period                     Jan-97      2,885,054.78
                        2.  Second preceding Monthly Period              Dec-96      2,544,919.39

6.    PURCHASE AMOUNTS

                 The aggregate Purchase Amounts for Receivables,
                 if any, that were repurchased in such period                                0.00

7.    PAYAHEAD ACCOUNT

                 (a)  The aggregate Payahead Balance                                    81,078.70
                 (b)  The change in the Payahead Balance from the
                      previous Distribution Date                                        (6,863.81)
                        (1)  The aggregate Payaheads pursuant to Section 14.03
                             for  the  Monthly Period which were transferred from
                             the  Collection  Account to the Payahead Account.  18,166.82
                        (2)  The portion of the Payaheads constituting Scheduled
                             Payments on PreComputed Receivables or the portion
                             that  are applied to Prepay a PreComputed Receivable in
                             full  pursuant to Section 14.03 which were transferred from the Payahead  Account to the Collection Account.  25,030.63
                 (c)  The investment earnings on funds in the Payahead Account
                        (transferred from the Payahead to the Collection Account) and
                        payable to the Seller as Supplemental Servicing Fee                339.45

                                                              ( 2 )

8.    SPREAD ACCOUNT
                 (a)  The Spread Account balance after giving effect to
                         distributions made on such Distribution  Date                                      4,434,161.59
                 (b)  The change in the Spread Account balance on such
                         Distribution  Date                                                                         0.00
                 (c)   The Amount withdrawn from the Spread Account and
                          payable to the Certificateholders (Deficiency Claim Amount)                               0.00
                 (d)   The Amount withdrawn from the Spread Account and
                          payable to the Seller  (Remaining Funds).                                                 0.00
                 (e)   The investment earnings on funds in the Spread Account
                          (transferred from the Spread to the Collection Account) and
                          payable to the Seller as Supplemental Servicing Fee                                  16,750.34

9.    THE POLICY

                 The amount distributable from the Policy and payable to the
                 Certificateholders, after giving effect to withdrawals from the
                 Spread Account (Deficiency Claim Amount)                                                           0.00

10.    THE NOTICES

                 (a)   Pursuant to Section 14.04, there is a Deficiency Claim Amount of
                          $0.0 to be withdrawn from the Spread Account to fund the
                          amount payable on the related Distribution Date for items (i) thru (v)
                          of Section 14.06 (b)

                 (b)   Pursuant to Section 14A.02, there is a Deficiency Claim Amount of
                          $0.0 to be withdrawn from the Policy to fund the amount
                          payable on the related Distribution Date for items (i) thru (v) of
                          Section 14.06 (b)

11.    TERMINATION OF TRUST

                 The amount to be distributed to the Certificateholders from the Collection
                 Account pursuant to the Termination of the Trust ( Section 20.01 )                                 0.00

12.    OTHER INFORMATION
                 Pursuant to Section 13.09 (b) (i)
                 (a)     Delinquency Ratio                                                     4.3729%
                 (b)     Average Delinquency Ratio                                             4.6753%
                 (c)     Default Rate                                                         10.2570%
                 (d)     Average Default Rate                                                 13.3915%
                 (e)     Net Loss Rate                                                        10.7651%
                 (f)     Average Net Loss Rate                                               10.0263%

                 Pursuant to Section 13.09 (b) (ii)
                 Trigger Event occurred as of                                 02/12/97            YES

                 Pursuant to Section 13.09 (b) (iii)
                 Prior Trigger Event Deemed Cured                             02/12/97            YES

                 Pursuant to Section 13.09 (b) (iv)
                 Insurance Agreement Event of Default                                              NO

                 Weighted Average Rate                                                                             19.33%
                 Weighted Average Remaining Term                                                                   39.94


**NOTE**         Pursuant to Section 14.02 (b)
                 Amount deposited into the Collection Account due to
                 mistaken deposits, postings or checks returned for
                 insufficient funds to be reimbursed to the Servicer                                                0.00

                                      (3)


13.  OTHER INFORMATION - II

           i.     Amounts collected by the Servicer                                           1,814,504.44

           ii.    Aggregate amount received by the Trust
                  from the Servicer. (exclusive of amounts in the
                  Spread Account, amounts received from the
                  Certificate Insurer and advances by the
                  Servicer).                                                                  1,814,504.44

           iii.   Reimbursements to the Certificate Insurer                                           0.00

            iv.   Amount drawn on the Policy                                                          0.00

             v.   Remaining outstanding balance available
                  to be drawn under the Policy:                                                       0.00

            vi.   Delinquency information:

                         Receivables that are 30 Days Delinquent                              1,146,867.31
                         Receivables that are 60 Days Delinquent                                302,952.04
                         Receivables that are 90 Days Delinquent                                118,760.59

14.    PRE-FUND ACCOUNT

                    (a)  The Pre-Fund Account balance after giving effect to
                           distributions made on such Distribution Date                               0.00
                    (b)  The Pre-Fund Account Balance per $ 1,000 interest                       0.0000000
                    (c)  The Amount withdrawn from the Pre-Fund Account and transferred
                          to the Collection Account (payable to the Certificateholders)               0.00
                    (d)  The amount of Pre-Fund Account distribution per $ 1,000 interest        0.0000000
                    (e)  The interest earnings on funds in the Pre-Fund Account
                          (transferred from the Pre-Fund to the Collection Account) and
                          remitted to the Seller as Supplemental Servicing Fee                        0.00

15.    CAPITALIZED INTEREST ACCOUNT

                    (a)  The Capitalized Interest Account balance after giving effect to
                          distributions made on such Distribution Date                                0.00
                    (b)   The Amount withdrawn from the Capitalized Interest Account and transferred to the Collection Account (payable to the
                           Certificateholders)                                                        0.00
                    (c)   The Amount withdrawn from the Capitalized Interest Account and transferred to the Collection Account (payable to the
                           Sellers)                                                                   0.00
                    (e)   The interest earnings on funds in the Capitalized Interest Account
                           (transferred from the Capitalized Interest to the Collection Account)
                           and remitted to the Seller as Supplemental Servicing Fee                   0.00


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